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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                OCTOBER 14, 1999


                        MARKETING SPECIALISTS CORPORATION
             (Exact name of registrant as specified in its charter)


              DELAWARE                 0-24667              04-341183
           (State or other           (Commission          (IRS employer
           jurisdiction of           file number)       identification no.)
          incorporation or
            organization)

                       17855 N. DALLAS PARKWAY, SUITE 200
                               DALLAS, TEXAS 75287
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (972) 349-6200

                             ----------------------

                          Merkert American Corporation
                               490 Turnpike Street
                           Canton, Massachusetts 02021
                            (Former name and address)



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ITEM 5.  OTHER EVENTS

         On October 14, 1999, the Registrant announced (a) the appointment of Timothy M. Byrd as chief financial officer, (b) the acquisition of Paul Inman Associates, Inc. and (c) the resignation of James L. Monroe from the board of directors. A copy of this press release is filed as Exhibit 99.1 hereto.

         On October 14, 1999, the Registrant also announced that it was revising its year 2000 earnings estimates. A copy of this press release is filed as
Exhibit 99.2 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS

             The following Exhibits are filed herewith:

             99.1 Press Release issued by the Registrant on October 14, 1999 regarding appointment of new CFO, acquisition of Paul Inman Associates, and director resignation.

             99.2 Press Release issued by the Registrant on October 14, 1999 regarding revised earnings estimates.


                            [SIGNATURE PAGE FOLLOWS]




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MARKETING SPECIALISTS CORPORATION


                                           By:    /s/ Gerald R. Leonard
                                                  ------------------------------
                                                  Gerald R. Leonard
                                                  President and Chief Executive
                                                  Officer

Date:  October 14, 1999


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
99.1       Press Release issued by the Registrant on October 14, 1999 regarding appointment of new CFO, acquisition of Paul Inman Associates, and director resignation.

99.2 Press Release issued by the Registrant on October 14, 1999 regarding revised earnings estimates.